UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 7, 2004

TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12025 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)

(734) 266-2600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02(c). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

SIGNATURE

Press Release dated September 7, 2004
Press Release, dated September 7, 2004

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As discussed below in Item 5.02(c), TRW Automotive Holdings Corp., a Delaware corporation (the “Company”), has appointed Neil E. Marchuk as its Vice President, Human Resources. In connection with this appointment, a subsidiary of the Company, TRW Automotive Inc., has entered into an employment agreement with Mr. Marchuk effective as of September 7, 2004. The initial term of the employment agreement extends until December 31, 2005 followed by automatic additional one-year terms unless notice of termination of Mr. Marchuk’s employment is provided by either party to the agreement prior to the expiration of the term. The agreement provides for the payment of an initial annual base salary of $300,000 and a bonus opportunity equal to a specified percentage of base salary, with a minimum bonus, subject to satisfactory performance, of $150,000 for 2004. The agreement includes a confidentiality provision and a noncompetition and nonsolicitation provision for a term of 18 months following the termination of Mr. Marchuk’s employment for any reason other than a termination upon or following the expiration of the employment agreement. The agreement also provides that if Mr. Marchuk’s employment is terminated without “cause’’ or he resigns with “good reason’’ prior to a “change in control’’ (as such terms are defined in the agreement), he will be entitled to receive (1) continued payment of his base salary and a monthly payment equal to the average of his annual bonuses received prior to termination divided by 12 for a period of 18 months; (2) continued welfare benefits coverage for a period of 18 months; and (3) a pro rata bonus for the year of termination.

The agreement additionally provides that if Mr. Marchuk’s employment is terminated without cause (other than due to his death or disability) or he resigns with good reason prior to a change in control, but during a period of discussion in anticipation of a change in control, and such change in control subsequently occurs, he shall also be entitled to a lump sum payment, upon the change in control, equal to (1) the remainder of the cash severance benefits payable in clause (1) in the preceding paragraph, and (2) the sum of his base salary and average of annual bonuses received prior to termination. The employment agreement also provides that if Mr. Marchuk’s employment is terminated without cause (other than due to his death or disability) or he resigns with good reason following a change in control but prior to the first anniversary of such change in control, he will be entitled to receive: (1) a lump sum payment equal to the sum of (A) 1.5 times his base salary and average annual bonus and (B) the sum of his base salary and average annual bonus multiplied by a fraction, the numerator of which is the number of months from the date of termination until the first anniversary of the change in control and the denominator of which is 12; (2) continued welfare benefit coverage and certain perquisites for a period of 18 months; and (3) a pro rata bonus for the year of termination. In addition, if TRW Automotive Inc. terminates Mr. Marchuk’s employment upon or following the expiration of his employment term, he will be entitled to a lump sum payment equal to his base salary and annual bonus, continued welfare benefits coverage for a period of one year and a pro rata bonus for the year of termination.

Effective as of September 7, 2004, the Company and Mr. Marchuk entered into a General Restricted Stock Unit Agreement (the “RSU Agreement”) and a Restricted Stock Agreement (the “RS Agreement”). The RSU Agreement provides for the grant by the Company to Mr. Marchuk of 10,000 Restricted Stock Units, subject to the terms and conditions of the RSU Agreement and the Company’s 2003 Stock Incentive Plan, as amended and restated (the “Plan”). Each of the Restricted Stock Units represents the unfunded, unsecured right to receive a share of the Company’s common stock on the sixth anniversary of the grant date, provided that Mr. Marchuk has been continuously employed by the Company or one of its subsidiaries through that date. If Mr. Marchuk’s employment terminates prior to the sixth anniversary of the grant date, the Restricted Stock Units are forfeited. Notwithstanding the foregoing, the RSU Agreement provides for acceleration of the vesting of the Restricted Stock Units in the event of a Change of Control (as defined in the Plan).

The RS Agreement grants Mr. Marchuk shares of Restricted Stock in an amount equal to such number of shares as shall be determined by dividing the amount of $300,000 by the Fair Market Value (as defined in the Plan) of the Company’s common stock on September 7, 2004 (rounded up to the nearest whole number in the case of fractional shares). Subject to the terms and conditions of the RS Agreement and the Plan, the Restricted Stock shares shall be 100% vested on December 31, 2004, provided that Mr. Marchuk has been continuously employed by the Company or one of its subsidiaries through that date. If Mr. Marchuk has not been continuously so employed (other than due to death or disability), the Restricted Stock is forfeited. The RS Agreement also provides for pro rated vesting of the Restricted Stock in the event of Mr. Marchuk’s death or disability prior to December 31, 2004.

ITEM 5.02(c). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 7, 2004, the Company issued a press release and notified the New York Stock Exchange regarding the appointment of Neil E. Marchuk as its Vice President, Human Resources. Mr. Marchuk, who joined the Company on September 7, 2004, is 47 years old. Prior to joining the Company, from December 2001 to August 2004, Mr. Marchuk was Director Corporate Human Resources for E.I. Du Pont De Nemours and Company (“E.I. Du Pont”), a company involved in science and technology in a range of disciplines, including high-performance materials, synthetic fibers, electronics, specialty chemicals, agriculture and biotechnology. From September 1999 to November 2001, Mr. Marchuk was Director Global HR Delivery for E.I. Du Pont. From February 1999 to August 1999, Mr. Marchuk served E.I. Du Pont as its Global HR Director Global Services Division.

See the disclosure under Item 1.01 above for the material terms of Mr. Marchuk’s employment agreement.

The text of the press release announcing the appointment of Mr. Marchuk, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press release of TRW Automotive Holdings Corp. dated September 7, 2004 regarding the appointment of Neil Marchuk as Vice President, Human Resources.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: September 7, 2004	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press release of TRW Automotive Holdings Corp. dated September 7, 2004 regarding the appointment of Neil Marchuk as Vice President, Human Resources.